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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 9, 1996
                        (Date of earliest event reported)


                        FIRSTPLUS INVESTMENT CORPORATION
             (Exact name of Registrant as specified in its charter)


         Nevada                     33-65373                    75-2596063
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)



     3773 Howard Hughes Parkway
             Suite 300N
         Las Vegas, Nevada                                         89109
(Address of Principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 892-3772

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Item 5.   OTHER EVENTS.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-65373) filed with the Securities and Exchange Commission (the "Commission") on December 22, 1996, as amended by Amendment No. 1 thereto filed with the Commission on April 23, 1996, as further amended by Amendment No. 2 thereto filed with the Commission on May 10, 1996 and as further amended by Amendment No. 3 thereto filed with the Commission on May 22, 1996 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its asset-backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated June 14, 1996 and the related Prospectus Supplement, dated June 14, 1996 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's FIRSTPLUS Asset-Backed Certificates, Series 1996-2, consisting of the following Classes of Certificates (collectively, the "Certificates"): (i) Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, and Class A-8 Certificates, (collectively, the "Offered Certificates"), (ii) Class B Certificates, and (iii) Class R Certificates.

     The Registrant is filing this Current Report on Form 8-K to (i) report the offering and sale by the Registrant of the Offered Certificates on June 21, 1995 for an aggregate net proceeds amount of $240,119,310.05, plus accrued interest at the applicable Certificate Interest Rate from June 1, 1996, and (ii) file the opinion from Andrews & Kurth L.L.P., as counsel to the Registrant in connection with the issuance of such Series of Certificates, with respect to the material tax aspects of such Series of Certificates (a copy of such opinion is attached hereto as EXHIBIT 8.1). The Offered Certificates were sold to Bear, Stearns & Co. Inc. and Banc One Capital Corporation, as underwriters (the "Underwriters") pursuant to the terms of an underwriting agreement dated as of June 14, 1996 (the "Underwriting Agreement") between the Underwriters, the Registrant and FIRSTPLUS FINANCIAL, INC. ("FFI"), as supplemented by a terms agreement of even date therewith between the Underwriters, the Registrant and FFI. A copy of the Underwriting Agreement is attached hereto as EXHIBIT 1.1.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

               1.1 Underwriting Agreement dated as of June 14, 1996 between the Underwriters, the Registrant and FIRSTPLUS FINANCIAL, INC.

               8.1       Opinion of Andrews & Kurth L.L.P. regarding tax matters


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRSTPLUS INVESTMENT CORPORATION



July 9, 1996                  By:  /s/ Christopher J. Gramlich
                                  ----------------------------------------------
                                  Christopher J. Gramlich, Senior Vice President


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